UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 5, 2021

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

001-36388

(Commission File Number)

PA	23-2391852
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of principal executive offices)     (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $2.00 par value	PFIS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2021, the compensation committee of the board of directors of Peoples Financial Services Corp. (the “Company”), approved a change in control severance agreement (“Change in Control Agreement”) between the Company’s subsidiary, Peoples Security Bank and Trust Company (the “Bank”), and John R. Anderson, III, Executive Vice President and Chief Financial Officer of the Company and the Bank.

The Change in Control Agreement provides Mr. Anderson with certain severance benefits in the event that he is terminated without “Cause” or resigns for “Good Reason” within twenty-four (24) months following a “Change of Control” (as defined in the Change in Control Agreement). In the event of such a termination, he will be entitled to receive, for a period of twenty-four (24) months following termination, monthly payments equal to equal to the sum of 1/12th of Mr. Anderson’s base salary at the time of termination plus 1/12th of the average annual bonus paid to Mr. Anderson in the three fiscal years ending before his date of termination, as well as monthly COBRA continuation premium payments for up to eighteen (18) months, subject to timely election and eligibility. Payment of severance under the Change in Control Agreement is contingent upon Mr. Anderson’s execution and delivery of a release agreement to the Bank.

The foregoing description of the Change in Control Agreement is qualified in its entirety by reference to the Change in Control Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
10.1	Change in Control Severance Agreement, dated as of January 5, 2021, by and between Peoples Security Bank and Trust Company and John R. Anderson, III.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

	By:	/s/ Thomas P. Tulaney
Thomas P. Tulaney
President and Chief Operating Officer
(Principal Operating Officer)
Date: January 8, 2021

Exhibit Index

Exhibit No.	Description
10.1	Change in Control Severance Agreement, dated as of January 5, 2021, by and between Peoples Security Bank and Trust Company and John R. Anderson, III.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL